UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2022

AKOUSTIS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38029	33-1229046
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9805 Northcross Center Court, Suite A

Huntersville, NC 28078

(Address of principal executive offices, including zip code)

704-997-5735

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol:	Name of each exchange on which registered:
Common Stock, $0.001 par value	AKTS	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Conditions.

On November 14, 2022, Akoustis Technologies, Inc. (the “Company”) announced its financial results for the fiscal quarter ended September 30, 2022.  A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 10, 2022, the stockholders of the Company approved an amendment to the Company’s 2018 Stock Incentive Plan (the “2018 Plan Amendment”) at the Company’s 2022 Annual Meeting of Stockholders (the “Annual Meeting”). The 2018 Plan Amendment increased the number of shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), authorized for issuance under the Company’s 2018 Stock Incentive Plan, including pursuant to incentive stock options, from 6,000,000 to 12,000,000 shares.

A description of the terms of the 2018 Plan Amendment is set forth in the Company’s Proxy Statement for the Annual Meeting, as filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 26, 2022 (the “Proxy Statement”), under the heading “Proposal 4−Amendment to 2018 Stock Incentive Plan” which description is incorporated herein by reference.

This summary is qualified in its entirety by reference to the text of the 2018 Plan Amendment, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 10, 2022, the Company filed a Certificate of Amendment (the “Certificate of Amendment”) to its Certificate of Incorporation with the Secretary of State of the State of Delaware for the purpose of increasing the number of authorized shares of Common Stock, from 100,000,000 shares to 125,000,000 shares. The Certificate of Amendment became effective on upon filing with the Secretary of State.

The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held the Annual Meeting on November 10, 2022. The certified results of the matters voted upon at the Annual Meeting, which are more fully described in the Proxy Statement, are as follows:

Proposal 1 – The Company’s stockholders elected the seven nominees to the Company’s board of directors to serve one-year terms expiring at the 2023 annual meeting of stockholders and until their successors are duly elected and qualified, or until their earlier resignation or removal, with the votes cast as follows:

	For	Withheld	Broker Non- Votes
Steven P. DenBaars	22,430,915	1,727,342	12,273,938
Arthur E. Geiss	23,377,933	780,324	12,273,938
J. Michael McGuire	22,368,434	1,789,823	12,273,938
Jeffrey K. McMahon	22,975,402	1,182,855	12,273,938
Jerry D. Neal	21,566,834	2,591,423	12,273,938
Suzanne B. Rudy	22,111,107	2,047,150	12,273,938
Jeffrey B. Shealy	22,064,576	2,093,681	12,273,938

Proposal 2 – The Company’s stockholders approved, on a non-binding, advisory basis, the compensation paid to the Company’s named executive officers, with the votes cast as follows:

For	Against	Abstain	Broker Non-Votes
18,675,169	5,331,822	151,266	12,273,938

Proposal 3 – The Company’s stockholders approved, as required by Nasdaq Marketplace Rule 5635(d), the potential issuance of shares of Common Stock in respect of the Company’s 6.0% Convertible Senior Notes due 2027 (the “2027 Notes”) exceeding 19.99% of the number of shares of Common Stock outstanding at the time of the issuance of the 2027 Notes, including upon the conversion of the 2027 Notes, upon payment of interest thereon, and upon certain make-whole payments, with the votes cast as follows:

For	Against	Abstain	Broker Non-Votes
20,568,036	3,466,347	123,874	12,273,938

Proposal 4 – The Company’s stockholders approved the 2018 Plan Amendment, with the votes cast as follows:

For	Against	Abstain	Broker Non-Votes
15,610,980	8,437,414	109,863	12,273,938

Proposal 5 – The Company’s stockholders approved the Certificate of Amendment, with the votes cast as follows:

For	Against	Abstain	Broker Non-Votes
30,905,950	5,302,136	224,109	N/A

Proposal 6 – The Company’s stockholders did not approve an amendment to the Company’s Certificate of Incorporation to update the exculpation provision to limit the liability of certain officers of the Company, which proposal required the affirmative vote of the holders of a majority of the voting power of the outstanding shares of Common Stock for approval, with the votes cast as follows:

For	Against	Abstain	Broker Non-Votes
21,340,924	2,706,241	111,092	12,273,938

Proposal 7 – The Company’s stockholders ratified the appointment of Marcum LLP as the Company’s independent public accounting firm for the fiscal year ending June 30, 2023, with the votes cast as follows:

For	Against	Abstain	Broker Non-Votes
35,758,666	414,908	258,621	N/A

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Certificate of Incorporation of the Company
10.1	Amendment to 2018 Stock Incentive Plan
99.1	Press release dated November 14, 2022, furnished herewith
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Akoustis Technologies, Inc.

Date: November 14, 2022	By:	/s/ Kenneth E. Boller
	Name:	Kenneth E. Boller
	Title:	Chief Financial Officer

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